Exhibit 10.4

授权委托书 Power of Attorney 日期：2020 年 9 月 30 日 Date: September 30, 2020 本人，刘团芳，中国公民，身份证号码为 362429197211134333，在本授权 委托书签署之日拥有深圳易佳特科技有限公司（“OPCO”）95%的股权。就本人 现时和将来在 OPCO 持有的股权（“本人股权”），本人特此不可撤销地授权和委 托易佳特（深圳）电子科技有限公司（“WFOE”）在本授权委托书的有效期内代 表本人行使如下权利和办理如下事项： I, Tuanfang LIU, a citizen of the People’s Republic of China (“China” or the “PRC”) whose Identification Card No. is 362429197211134333, and a holder of 95% of the registered capital of Shenzhen Yi Jia Technology Co., Ltd. (“OPCO”) as of the date of this Power of Attorney, hereby irrevocably authorize and entrust Eigate （Shenzhen）Electronic Technology Co., Ltd. (the “WFOE”) to exercise the following rights and handle the following matters on my behalf relating to all equity interests held by me now and in the future in OPCO (“My Shareholding”), during the term of this Power of Attorney: 授权 WFOE 作为本人唯一的、排他的代理人，就有关本人股权的权利和事 宜，全权代表本人行使包括但不限于如下的权利和处理如下事项：1）召集和参 加 OPCO 的股东会；2）行使中国法律和 OPCO 章程下规定的本人所享有的全部 股东权和股东表决权；3）处理本人股权（全部或任何一部分）的出售、转让、 质押或处置，包括但不限于代表本人签署所有必要的股权转让文件、其他处置本 人股权的文件和办理所有必要手续；4）以本人的名义，代表本人以 OPCO 的股 东的身份签署任何决议和会议记录；5）代表本人提名、选举、指定、任命和罢 免 OPCO 的法定代表人、董事、监事、总经理、财务总监以及其他高级管理人 员；以及 6）批准修改公司章程。未经 WOFE 书面同意，本人无权增资、减资、 转让、再次质押、或以其他任何方式处置、变更本人股权。 The WFOE is hereby authorized, as my sole and exclusive agent and attorney, to act on behalf of myself with respect to all rights and matters concerning My Shareholding, including without limitation to: 1) convening and attending shareholders’ meetings of OPCO; 2) exercising all of the shareholder’s rights and shareholder’s voting rights that I am entitled to under the laws of China and the articles of association of OPCO; 3) handling the sale, transfer, pledge or disposition of My Shareholding (in part or in whole), including without limitation executing all necessary equity transfer documents and other documents for disposal of My Shareholding and fulfilling all necessary procedures; 4) representing myself in executing any resolutions and minutes as a shareholder of OPCO on my behalf; 5) nominating, electing, designating, appointing or removing on behalf of myself the legal representative, directors, supervisors, general managers, chief executive officer and other senior management members of OPCO; and 6) approving the amendments to the company’s articles of association. Without written consent by WFOE, I have no right to increase, decrease, transfer, pledge, or by any other manner to dispose or change My Shareholding.

针对于 2020 年 9 月 30 日 WFOE、OPCO 和（或）本人之间签署的独家购买 权协议、股权质押协议和独家业务合作协议，WFOE 将有权代表本人签署上述协 议的任何补充协议、附属文件、修订、和（或）修改和重述版，以及前述文件中 约定的需由本人签署的所有其他协议和文件（包括但不限于独家购买权协议所描 述的为转让“被购买股权”而需签署的“转让合同”），并如期履行前述协议和文 件下的义务。该权利的行使将不对本授权委托书下的其他授权形成任何限制。 Without limiting the generality of the powers granted hereunder, the WFOE shall have the power and authority to, on behalf of myself, execute all and any supplementary agreements, ancillary documents, modifications, and/or amended and restated versions in relation to the Exclusive Option Agreement, Equity Interest Pledge Agreement and Exclusive Business Cooperation Agreement dated September 30, 2020, by and among WFOE, OPCO and/or myself, and any documents and agreements I shall sign as required in the aforesaid agreements (including without limitation the “Transfer Contract” for the transfer of the “Optioned Interests” as described under the Exclusive Option Agreement), and perform the obligations under the aforesaid documents and agreements. WFOE 就本人股权的一切行为均视为本人的行为，签署的一切文件均视为本 人签署。本人对于 WFOE 就本人股权采取的行为和签署的文件予以承认。 All the actions associated with My Shareholding conducted by the WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by the WFOE shall be deemed to be executed by me. I hereby acknowledge and ratify the actions taken by the WFOE and the documents executed by the WFOE in relation to My Shareholding. 本人在此同意，WFOE 有权将其在本授权委托书下的一个或多个受托事项和 相关权利自行再委托其他人或单位行使而不必事先获得本人的同意。如果中国法 律有要求，WFOE 应指派合格的中国公民处理本授权委托书中的事项和行使本授 权委托书中的权利。 I hereby agree that the WFOE has the right to re-authorize or assign one or multiple matters and its rights related to such matters under this Power of Attorney to any other person or entity at its own discretion and without obtaining my prior consent. If required by PRC laws, the WFOE shall designate a qualified PRC citizen to handle such matters and exercise such rights as set forth in this Power of Attorney. 本授权委托书自签署之日生效。自授权委托书签署之日起，在本人为 OPCO 的股东期间，本授权委托书不可撤销并持续有效。 This Power of Attorney takes effect as of the date hereof. During the period that I am a shareholder of OPCO, this Power of Attorney shall be irrevocable and continuously effective and valid from the date of execution of this Power of Attorney. 本授权委托书期间，本人特此放弃已经通过本授权委托书授权给 WFOE 的 与本人股权有关的所有权利，不再自行行使该等权利。 During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to the WFOE through this Power of Attorney, and shall not exercise such rights by myself.

本授权委托书以中文和英文书就。如果中文版本和英文版本之间有任何不一 致，以中文版本为准。 This Power of Attorney is written in Chinese and English. In case of any conflicts between the Chinese version and the English Version, the Chinese version shall prevail. 本页其余部分刻意留为空白 The Remainder of this page is intentionally left blank

了 ：��1 姓名： 刘团芳 见证人 Witness: 姓名： Name: 接受： Accepted by 斗在花 易佳特（深圳｜）电子科技有限公司 Eigate(Shenzhen) Electronic T echnology Co., Ltd. 签字： By: 姓名： Name: 耳只｛立： Title: 马川忽% 刘泉芳 Quanfang LIU 法定代表人 Legal Representative 承认： Acknowledged by: 深圳易佳特科技有限公司 Shenzhen Yi Jia Technology Co., Ltd. 签字： By: 姓名： Name: 职位： Title: ’�刘桌兔芳 立 Quanfang LIU 法定代表人 Legal Representative